UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2016
Date of Report (Date of earliest event reported)

AEVI GENOMIC MEDICINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective at 12:01 a.m. Eastern Time on December 15, 2016, Medgenics, Inc. (the “Company”) changed its name to “Aevi Genomic Medicine, Inc.” by filing a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”). The amendment was effected pursuant to Section 242 of the Delaware General Corporation Law, which permits such amendments to be adopted by a corporation’s board of directors without stockholder approval. The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s Amended and Restated Certificate of Incorporation in connection with the amendment.

The Company also amended and restated its Second Amended and Restated By-Laws (as so amended and restated, the “Third Amended and Restated By-Laws”) solely to reflect the corporate name change. The amendment and restatement of the Second Amended and Restated By-Laws, also effective as of December 15, 2016, does not affect the current rights of the Company’s security holders.

Effective December 16, 2016, the Company’s common stock, which trades on the Nasdaq Global Market, will cease trading under the ticker symbol “MDGN” and will commence trading under the new ticker symbol “GNMX”. Along with the ticker change, the Company’s common stock has also been assigned a new CUSIP number of 00835P105. Outstanding certificates for shares of the Company’s common stock will continue to be valid and need not be exchanged.

On December 15, 2016, the Company announced the name and ticker symbol change via a press release. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.03.

The foregoing description of the Certificate of Amendment and the Third Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment and the Third Amended and Restated By-Laws, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein.

Item 8.01. Other Events.

The information under Item 5.03 regarding the change to the Company’s ticker symbol change is incorporated herein by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit

	3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Medgenics, Inc., effective as of December 15, 2016.

	3.2	Third Amended and Restated By-Laws of Aevi Genomic Medicine, Inc., effective as of December 15, 2016.

	99.1	Aevi Genomic Medicine, Inc. Press Release dated December 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVI GENOMIC MEDICINE, INC.

By:	/s/ Brian D. Piper
Name: Brian D. Piper
Title: Chief Financial Officer

Date: December 15, 2016

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Medgenics, Inc., effective as of December 15, 2016.

3.2	Third Amended and Restated By-Laws of Aevi Genomic Medicine, Inc., effective as of December 15, 2016.

99.1	Aevi Genomic Medicine, Inc. Press Release dated December 15, 2016.